EXHIBIT 10.1
AMENDMENT NO. 6 TO TERM LOAN CREDIT AGREEMENT
This AMENDMENT NO. 6 TO TERM LOAN CREDIT AGREEMENT, dated as of March 28, 2025 (this “Amendment”), is entered into by and among NN, Inc., a Delaware corporation (the “Borrower”), each other Loan Party party hereto, each Lender (as defined below) party hereto, and Oaktree Fund Administration, LLC, as administrative agent and collateral agent (the “Administrative Agent”).
RECITALS
WHEREAS, the Borrower, the lenders party thereto from time to time (collectively, the “Lenders” and, individually, each a “Lender”) and the Administrative Agent are parties to that certain Term Loan Credit Agreement, dated as of March 22, 2021 and amended by that certain Amendment No. 1 to Term Loan Credit Agreement, dated as of March 3, 2022, by that certain Amendment No. 2 to Term Loan Credit Agreement, dated as of March 3, 2023, by that certain Amendment No. 3 to Term Loan Credit Agreement dated as of March 15, 2024, by that certain Amendment No. 4 to Term Loan Credit Agreement dated as of August 29, 2024, and by that certain Amendment No. 5 to Term Loan Credit Agreement dated as of December 30, 2024 (and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and the Credit Agreement, after giving effect to the effectiveness of this Amendment, the “Amended Credit Agreement”);
WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as provided for herein, and, subject to and in accordance with the terms and conditions contain herein, the Lenders party hereto constituting the Required Lenders together with the Administrative Agent are willing to agree to such amendment to the Credit Agreement.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
SECTION 2.    Amendments.
(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
“Amendment No. 6” means that certain Amendment No. 6 to Term Loan Credit Agreement, dated as of March 28, 2025, among the Borrower, each other Loan Party thereto, each Lender party thereto, and Oaktree Fund Administration, LLC, as administrative agent and collateral agent.
“Amendment No. 6 Effective Date” means March 28, 2025.
(b)    Section 7.14(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) Consolidated Net Leverage Ratio. For the benefit of the Lenders (and the Administrative Agent on their behalf), permit the Consolidated Net Leverage Ratio of the Borrower and its Subsidiaries as of the last day of any fiscal quarter of the Borrower to exceed the Consolidated Net Leverage Ratio set forth for the applicable fiscal quarter below, which will be tested quarterly on a trailing four (4) fiscal quarter basis for the most recent four fiscal quarter period for which financial statements are required to be delivered under Article VI, as of the last day of any fiscal quarter of the Borrower (commencing with the first full fiscal quarter of the Borrower following the Closing Date) (the “Consolidated Net Leverage Ratio Covenant”):

Fiscal Quarter	Consolidated Net Leverage Ratio
March 31, 2025	3.25:1.00
Thereafter	3.00:1.00

(c)    Section 7.14(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(b)    Liquidity. (i) Permit Domestic Liquidity (x) as of the last day of any fiscal quarter other than the fiscal quarter ending March 31, 2025, to be less than $20,000,000 and (y) as of the last day of the fiscal quarter ending March 31, 2025, to be less than $10,000,000, and (ii) within five (5) Business Days following the last day of each fiscal quarter in which (A) the Consolidated Net Leverage Ratio of the Borrower and its Subsidiaries is equal to or greater than 3.00:1.00 or (B) Domestic Liquidity of the Borrower and its Subsidiaries is equal to or less than $35,000,000, the Borrower shall deliver to the Administrative Agent and each Lender a weekly projected cash flow statement of the Borrower and its Subsidiaries for the succeeding thirteen (13) weeks (clauses (i) and (ii) collectively, the “Minimum Liquidity Covenant”, and together with the Consolidated Net Leverage Ratio Covenant, the “Financial Covenants” and each, a “Financial Covenant”).
SECTION 3.    Conditions to Effectiveness. This Amendment shall become effective upon satisfaction (or effective waiver) of the following conditions precedent (such date, the “Amendment No. 6 Effective Date”):
(a)    The Administrative Agent (or its counsel) shall have received from the Borrower, each other Loan Party, and the Required Lenders an executed counterpart of this Amendment (or photocopies thereof sent by fax, .pdf or other electronic means, each of which shall be enforceable with the same effect as a signed original).
(b)    After giving effect to this Amendment, the representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the Amendment No. 6 Effective Date (or to the extent such representations and warranties specifically relate to an earlier date, on and as of such earlier date).
(c)    No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.
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(d)    The Administrative Agent shall have received reimbursement or payment of all fees and expenses required to be reimbursed or paid hereunder or under any other Loan Document or otherwise agreed to in writing to be paid (including the reasonable and documented fees, charges and disbursements of Proskauer Rose LLP, as counsel to the Administrative Agent), in each case, on or prior to the Amendment No. 6 Effective Date, in the case of reimbursement of expenses, to the extent invoiced at least three (3) Business Days prior to the Amendment No. 6 Effective Date (or such later date as the Borrower may agree).
SECTION 4.    [Reserved].
SECTION 5.    Effects on Loan Documents.
(a)    From and after the Amendment No. 6 Effective Date, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall, unless expressly provided otherwise, mean and be a reference to the Amended Credit Agreement and each reference in each other Loan Document to the Credit Agreement (including by means of words like “thereunder,” “thereof” and words of like import) shall, unless expressly provided otherwise, mean and be a reference to the Amended Credit Agreement.
(b)    Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and each Loan Party reaffirms its obligations under each of the Loan Documents to which it is party (including, for the avoidance of doubt, the Guaranty Agreement), and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Amended Credit Agreement.
(c)    Except as expressly amended hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(d)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or any other Secured Party under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or any of the other Secured Parties under the Loan Documents.
(e)    The other parties hereto hereby acknowledge and agree that, from and after the Amendment No. 6 Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement.
SECTION 6.    Miscellaneous.
(a)    This Amendment is binding and enforceable as of the date hereof against each party hereto and its successors and permitted assigns.
(b)    This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Agent. Each party
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hereto agrees that the words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(c)    If any provision of this Amendment is held to be illegal, invalid or unenforceable, (x) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (y) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(d)    Each of the parties hereto hereby agrees that Sections 10.14 and 10.15 of the Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.
(e)    Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

NN, INC., as the Borrower

By:	/s/ Christopher Bohnert
Name:	Christopher Bohnert
Title:	Senior Vice President and Chief Financial Officer

[Amendment No. 6 to Term Loan Credit Agreement]

The following other Loan Parties:

Whirlaway Corporation
PNC Acquisition Company, Inc.
PMC USA Acquisition Company, Inc.
PMC Acquisition Company, Inc.
NN Precision Plastics, Inc.
Caprock Manufacturing, Inc.
Caprock Enclosures, LLC
Brainin-Advance Industries LLC
Wauconda Tool & Engineering LLC
General Metal Finishing LLC
Advanced Precision Products, Inc.
HowesTemco, LLC
Premco, Inc.
Profiles, Incorporated
Holmed, LLC
Southern California Technical Arts, Inc.
Autocam Corporation
Autocam-Pax, Inc.
Polymetallurgical LLC
NN Power Solutions Holdings, LLC
NN Power Solutions, LLC

By:	/s/ Christopher Bohnert
Name:	Christopher Bohnert
Title:	Vice President and Treasurer

[Amendment No. 6 to Term Loan Credit Agreement]

OAKTREE FUND ADMINISTRATION, LLC,
as the Administrative Agent

By:	Oaktree Capital Management, L.P.
Its:	Managing Member

By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Senior Vice President

[Amendment No. 6 to Term Loan Credit Agreement]

OAKTREE GILEAD INVESTMENT FUND AIF (DELAWARE), L.P.

By:	Oaktree Fund AIF Series, L.P. – Series T
Its:	General Partner

By:	Oaktree Fund GP AIF, LLC
Its:	Managing Member

By:	Oaktree Fund GP III, L.P.
Its:	Managing Member

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Authorized Signatory

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Authorized Signatory

[Amendment No. 6 to Term Loan Credit Agreement]

OAKTREE GCP FUND DELAWARE HOLDINGS, L.P.

By:	Oaktree Global Credit Plus Fund GP, L.P.
Its:	General Partner

By:	Oaktree Global Credit Plus Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

[Amendment No. 6 to Term Loan Credit Agreement]

OAKTREE HUNTINGTON-GCF INVESTMENT FUND (DIRECT LENDING AIF), L.P.

By:	Oaktree Huntington-GCF Investment Fund
(Direct Lending AIF) GP, L.P.
Its:	General Partner

By:	Oaktree Huntington-GCF Investment Fund
(Direct Lending AIF) GP, LLC
Its:	General Partner

By:	Oaktree Fund GP III, L.P.
Its:	Managing Member

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Authorized Signatory

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Authorized Signatory

[Amendment No. 6 to Term Loan Credit Agreement]

OSI 2 SENIOR LENDING SPV, LLC

By:	Oaktree Specialty Lending Corporation
Its:	Managing Member

By:	Oaktree Fund Advisors, LLC
Its:	Investment Manager

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

[Amendment No. 6 to Term Loan Credit Agreement]

EXELON STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Mary Gallegly
Name:	Mary Gallegly

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

OAKTREE-NGP STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

OAKTREE-FORREST MULTI-STRATEGY, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

[Amendment No. 6 to Term Loan Credit Agreement]

OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

OAKTREE-TBMR STRATEGIC CREDIT FUND F, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

[Amendment No. 6 to Term Loan Credit Agreement]

OAKTREE-MINN STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

INPRS STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

OAKTREE-TCDRS STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

[Amendment No. 6 to Term Loan Credit Agreement]

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

[Amendment No. 6 to Term Loan Credit Agreement]

OAKTREE SPECIALTY LENDING CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

[Amendment No. 6 to Term Loan Credit Agreement]